UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 26, 2026

ZYNEX, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38804	90-0275169

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9655 Maroon Circle, Englewood, CO (Address of principal executive offices)		80112 (Zip Code)

Registrant’s telephone number, including area code: (800) 495-6670

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	(1)	(1)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

(1)	On December 17, 2025, Zynex, Inc. (the “Company”) received a written notice from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that Nasdaq had determined to delist the Company’s common stock as a result of the Company and certain of its subsidiaries commencing voluntary cases under chapter 11 of title 11 of the United States Code on December 15, 2025. On December 24, 2025, the Company’s common stock was suspended from trading on Nasdaq and began trading on the Pink Limited Market, operated by OTC Markets Group, under the symbol “ZYXIQ.” On January 23, 2026, Nasdaq filed a Form 25 with the U.S. Securities and Exchange Commission (the “SEC”), which became effective 10 calendar days after such filing on February 2, 2026. The deregistration of the Company’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended, will be effective 90 days, or such shorter period as the SEC may determine, after the filing of the Form 25.

Introductory Note

As previously reported, on December 15, 2025 (the “Petition Date”), Zynex, Inc. (the “Company”) and certain of its subsidiaries (collectively, the “Company Subsidiary Parties” and together with the Company, the “Company Parties”) filed voluntary petitions (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Court”).

Subsequently, the Company Parties filed with the Court a Third Amended Combined Disclosure Statement and Joint Plan of Reorganization of Zynex, Inc. and its Affiliated Debtors Pursuant to Chapter 11 of the Bankruptcy Code on February 7, 2026 (as amended, supplemented, or otherwise modified from time to time (including through plan supplements), the “Plan”, or the “Disclosure Statement”, as applicable). As previously reported, on March 19, 2026, the Court entered an order (the “Confirmation Order”) confirming the Plan and approving the Disclosure Statement. The Chapter 11 Cases are being administered under the caption In re Zynex, Inc., et al., Case No. 25-90810. For additional information about the Chapter 11 Cases and copies of motions and proposed orders filed with the Court and other documents related to the court-supervised process, please visit https://dm.epiq11.com/Zynex.

On March 26, 2026 (the “Effective Date”), after satisfaction or waiver of the conditions precedent to the effectiveness of the Plan, the Company Parties effected the transactions contemplated by the Plan and emerged from chapter 11 protection. A copy of the Confirmation Order and the Third Amended Combined Disclosure Statement and Joint Plan of Reorganization of Zynex, Inc. and its Affiliated Debtors, as confirmed by the Court, are attached hereto as Exhibits 2.1 and 2.2, respectively, and incorporated herein by reference. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Plan.

Item 1.01Entry into a Material Definitive Agreement.

Exit Credit Agreement

On the Effective Date and in connection with the Plan, the Company, as borrower, the guarantors, the lender party thereto and Wilmington Savings Fund Society, FSB (“WSFS”), as administrative agent and collateral agent, entered into a term loan credit agreement (the “Exit Credit Agreement”). The Exit Credit Agreement provides for $10.0 million in aggregate principal amount of senior secured term loans maturing on April 20, 2034 (the “New Term Loan Facility”). On the earlier of the maturity date and the date upon which all payments under the Zynex Non-Prosecution Agreement dated as of February 17, 2026 among the Company and United States Attorney’s Office for the District of Rhode Island, are made, all obligations under the New Term Loan Facility will be automatically converted into common stock of the Company at the then applicable conversion rate based on fair market value of the common stock of the Company at that time.

All obligations under the Exit Credit Agreement are guaranteed by, subject to certain exceptions, each of the Company’s current and future subsidiaries. All obligations under the Exit Credit Agreement, and the guarantees of those obligations, are or will be secured by substantially all of the assets of the Company and each guarantor (subject to certain exceptions).

The New Term Loan Facility will require the Company to prepay outstanding term loans, subject to certain exceptions, with 100% of the proceeds of any debt incurrence that does not otherwise constitute permitted indebtedness under the Exit Credit Agreement and upon a change of control.

Borrowings under the New Term Loan Facility will bear interest, paid in kind, at a rate per annum equal to the applicable federal rate.

The Exit Credit Agreement contains other customary terms, including (1) representations, warranties and affirmative covenants, (2) negative covenants, including limitations on indebtedness, liens, mergers, acquisitions, asset sales, investments, distributions, prepayments of subordinated debt, amendments of material agreements governing subordinated indebtedness, changes to lines of business and transactions with affiliates, in each case subject to baskets, thresholds and other exceptions, and (3) customary events of default.

Item 1.02.Termination of a Material Definitive Agreement.

DIP Credit Facility

On December 17, 2025, the Company entered into a delayed draw senior secured debtor-in-possession term loan in an aggregate principal amount of $22.3 million (the “DIP Facility”) on the terms and conditions set forth in the DIP Facility credit agreement (the “DIP Credit Agreement”) between the Company Parties, the lenders party thereto and Wilmington Savings Fund Society, FSB, as administrative agent and collateral agent. The material terms of the DIP Credit Agreement were previously described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 18, 2025 and are incorporated by reference herein. On the Effective Date, pursuant to the Plan, all outstanding obligations under the DIP Facility and the DIP Credit Agreement were discharged and the liens and mortgages related thereto were released.

Convertible Senior Notes

On May 9, 2023, the Company issued $60.0 million in aggregate principal amount of its 5.00% Convertible Senior Notes due 2026 (the “Notes”). The Notes were issued pursuant to an indenture, dated as of May 9, 2023 (the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as trustee. The material terms of the Notes and the Indenture were previously described in the Company’s Current Report on Form 8-K filed with the SEC on May 9, 2023 and are incorporated by reference herein. On the Effective Date, pursuant to the Plan, all outstanding obligations under the Notes and the Indenture were discharged.

Cancellation of Certain Existing Security Interests

In accordance with the Plan, on the Effective Date, all outstanding equity interests in the Company, including all outstanding shares of the Company’s common stock and all shares of the Company’s common stock issuable under equity awards granted under any of the Company’s incentive plans, were canceled, released, and extinguished and are of no further force and effect without any need for a holder of such common stock to take further action with respect thereto.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K relating to the Exit Credit Agreement is incorporated herein by reference.

Item 3.02.Unregistered Sales of Equity Securities.

On the Effective Date, in connection with the Company’s emergence from the Chapter 11 Cases and in accordance with the terms of the Plan, the Company issued an aggregate of 1,000 shares of common stock, $0.001 par value per share (the “New Common Stock”) to Altivera Medical Holdings LLC, the Plan Sponsor under the Plan (the “Plan Sponsor”).

The issuance of the shares of New Common Stock to the Plan Sponsor was in reliance upon the exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”), including pursuant to Section 1145 of the Bankruptcy Code to the fullest extent applicable.

Item 3.03.Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 1.01, 1.02 (under the subheading “Cancellation of Certain Existing Security Interests”), 3.02 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01.Changes in Control of Registrant.

On the Effective Date, all previously issued and outstanding equity interests in the Company were cancelled and extinguished. Pursuant to the Plan, the Plan Sponsor received 100% of the shares of the Common Stock.

The information set forth in Item 3.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Company’s emergence from the Chapter 11 Cases and effective as of the Effective Date, Steven Dyson, Jacob Mercer, Keith Fischer and David Ashley Lee were appointed as the directors of the Plan Sponsor, the sole shareholder of the reorganized Company. Effective as of the Effective Date, the directors of the Company were removed from their positions as directors and Vikram Bajaj and John Bibb were appointed as directors of the Company. Pursuant to the Plan, the officers of the Company remain as officers of the Company in the same capacities as prior to the Effective Date. Director and officer compensation will be determined by the applicable governing bodies.

Item 5.03.Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the Plan, the Company amended and restated its articles of incorporation (the “Articles”) and bylaws (the “Bylaws”), each of which became effective on the Effective Date and forms of which were disclosed in the plan supplement filed with the Bankruptcy Court. The principal changes to the Articles and the Bylaws are described below.

Articles

The Articles authorizes the Company to issue up to 1,000,000 shares of Common Stock, with a par value of $0.001 per share. The Articles do not authorize the issuance of any other class of capital stock.

Bylaws

The Bylaws provide that for a special meeting of the shareholders to be called at any time by the Board of Directors, the President or the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote at such meeting. The Bylaws establish that each outstanding share of stock is entitled to one vote on each matter submitted to a vote and a majority vote shall constitute the act of the stockholders, except, in each case as may otherwise be provided in the Bylaws or the Articles. The Bylaws also provide for action by written consent of the stockholders.

The Bylaws removed the nominations and proposals by stockholders provisions and provided that special meetings of the Board of Directors may be called by the Chief Executive Officer or President with one day written notice. The Bylaws also provide for the election of a chairman to preside over meetings as well as for the resignation at any time by a director upon notice to the Board of Directors, its chair or to the Secretary of the Company. The Bylaws also provide that all transfers will be reflected on the books of the Company.

The foregoing summaries of the principal changes to each of the Articles and Bylaws do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Articles and the Bylaws, which are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference. In addition, marked copies of the Articles and Bylaws showing all changes from the respective prior versions are attached hereto as Exhibits 3.3 and 3.4, respectively.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements,” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including, in particular, any statements about our plans, strategies, objectives, initiatives, roadmap and prospects. We generally use the words “may,” “will,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend,” “aim” and similar expressions in this Current Report on Form 8-K to identify forward-looking statements. We have based these forward-looking statements on our current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements, include, but are not limited to, statements related to the restructuring transactions described above, including the Company’s ability to realize the intended benefits of the restructuring transactions contemplated by the Plan. These forward-looking statements are subject to risks, uncertainties and assumptions, including, among other things, the risks and uncertainties in Part II, Item 1A. “Risk Factors” and in

Part I, Item 1A. “Risk Factors” in our 2024 Form 10-K/A filed with the Securities and Exchange Commission (the “SEC”) on July 24, 2025, Part II, Item 1A. “Risk Factors” of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025 filed with the SEC on July 31, 2025, Part II, Item 1A. “Risk Factors” of the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025 filed with the SEC on November 17, 2025, and our other filings with the SEC. When considering these forward-looking statements, you should keep in mind the documents incorporated by reference. New risks and uncertainties arise from time to time, and we cannot predict those events or how they may affect us. We assume no obligation to update any forward-looking statements after the date of this report as a result of new information, future events or developments, except as required by applicable laws and regulations.

You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those identified herein, could cause our results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, we do not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of the filing of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events or otherwise.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

2.1	Confirmation Order, dated March 19, 2026 (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K, filed on March 20, 2026).
2.2

Third Amended Combined Disclosure Statement and Joint Plan of Reorganization of Zynex, Inc. and its Affiliated Debtors, dated February 7, 2026 (incorporated by reference to Exhibit 2.2 of the Company’s Current Report on Form 8-K, filed on March 20, 2026).

3.1	Second Amended and Restated Articles of Incorporation of Zynex, Inc.
3.2	Second Amended and Restated Bylaws of Zynex, Inc.
3.3	Second Amended and Restated Articles of Incorporation of Zynex, Inc. (marked to show amendments)
3.4	Second Amended and Restated Bylaws of Zynex, Inc. (marked to show amendments)
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: March 26, 2026	ZYNEX, INC.

	By:	/s/ John Bibb
	Name:	John Bibb
	Title:	Chief Legal Officer